Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

As adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer of ACCO Brands Corporation, hereby certifies that, to his knowledge on the date hereof:

(1)	The Amendment No. 2 to the Annual Report on Form 10-K/A of Acco Brands Corporation for the period ended December 31, 2011 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACCO Brands Corporation.

By:	/S/ ROBERT J. KELLER
Robert J. Keller
Chairman of the Board and Chief Executive Officer

March 20, 2012